UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2022 (November 22, 2021)

UNRIVALED BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202 Santa Ana, California 92705	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	UNRV	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 29, 2021, Unrivaled Brands, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Filing”) disclosing that, on November 22, 2021, the Company completed the initial closing of its acquisition of People’s First Choice, LLC, pursuant to the First Membership Interest Purchase Agreement (the “Transaction”).

This Amendment No. 1 on Form 8-K/A amends the Initial Filing to include the required historical financial statements of Peoples First Choice, LLC and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K as well as the related auditor consents and should be read in conjunction with the Initial Filing.

The pro forma financial information included as Exhibit 99.2 to this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8K, and does not purport to represent the actual results of operations that the Company and People’s First Choice, LLC would have achieved had the companies been combined at and during the period presented in the pro forma financial information, and is not intended to project the future results of operations that the combined company may achieve following the Transaction.

Except as described above, all other information in the Initial Filing remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired

The audited financial statements of People’s First Choice, LLC as of and for the years ended December 31, 2020 and December 31, 2019 are filed as Exhibit 99.1, and are incorporated herein by reference.

(b)  Pro forma financial information

The unaudited pro forma condensed combined financial information of Unrivaled Brands, Inc. (f/k/a Terra Tech Corp.) and People’s First Choice, LLC as of September 30, 2021 and for the nine months ended September 30, 2021 is filed as Exhibit 99.2 and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Porter & Hunt – People’s First Choice, LLC

99.1	Audited Financial Statements of People’s First Choice, LLC as of December 31, 2020 and December 31, 2019 and for the period from January 1, 2019 through December 31, 2020.

99.2

Unaudited Pro Forma Condensed Combined Financial Information of Unrivaled Brands, Inc. (f/k/a Terra Tech Corp.) and People’s First Choice, LLC as of September 30, 2021 and for the nine months ended September 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNRIVALED BRANDS, INC.

Date: January 31, 2022	By:	/s/ Francis Knuettel II
Francis Knuettel II
Chief Executive Officer

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